UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2018

Kiniksa Pharmaceuticals, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
+1 (441) 295-5950

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of November 7, 2018 Kiniksa Pharmaceuticals Corp. (“Kiniksa US” or “Sublessee”), a wholly-owned subsidiary of Kiniksa Pharmaceuticals, Ltd., entered into a Third Amendment to Sublease Agreement with Shire Human Genetic Therapies, Inc. (“Sublessor”) to expand the rentable square feet (“RSF”) of Kiniksa US’s headquarters under the Sublease Agreement dated March 13, 2018 between Sublessee and Sublessor (as amended by the first and second amendments thereto, collectively the “Sublease”).

The Third Amendment provides for phased expansion of Sublessee’s RSF of the premises from 27,244 to 55,924 by the addition of (i) 10,496 RSF on the second floor thereof (the “Phase 1 Space”), (ii) the remaining 10,496 RSF on the second floor thereof (the “Phase 2 Space”), and (iii) the remaining 7,688 RSF on the first floor thereof (the “Phase 3 Space”). Effective November 7, 2018, the improvement allowance provided by Sublessor to Sublessee for improvements made by Sublessee to the premises increased from approximately $272,440 to $559,240.

The term of the (i) Phase 1 Space begins on the earlier of January 1, 2019 and the date that Sublessee occupies that space, and commencing on January 1, 2019, Sublessee will pay base rent of approximately $27,990 per month for that space; (ii) Phase 2 Space will begin on the earlier of December 1, 2019 and the date Sublessee occupies that space, at which time Sublessee will pay base rent of approximately $27,990 per month for that space; and (iii) the Phase 3 Space will begin on the earlier of December 1, 2019 and the date Sublessee occupies that space, at which time Sublessee will pay base rent of approximately $10,251 per month for that space; in each case plus electrical and certain other costs and expenses.  Each such term shall be coterminous with the Sublease term.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Sublease Agreement, effective as of November 7, 2018 by and between Kiniksa Pharmaceuticals Corp. and Shire Human Genetic Therapies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: November 13, 2018	By:	/s/ Sanj K. Patel
Sanj K. Patel
Chief Executive Officer and Chairman of the Board of Directors